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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):  May 7, 1997



                             CADENCE DESIGN SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)



      1-10606                                          77-0148231
(Commission File No.)                       (IRS Employer Identification No.)



                                   2655 SEELY ROAD
                                      BUILDING 5
                             SAN JOSE, CALIFORNIA  95134
                (Address of principal executive offices and zip code)



          Registrant's telephone number, including area code: (408) 943-1234



                                    ------------------

                                            1.

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

    THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING RISKS THAT THE UNITED STATES FEDERAL TRADE COMMISSION (THE "FTC") MIGHT WITHDRAW ITS ACCEPTANCE OF THE AGREEMENT DESCRIBED IN ITEM 5 BELOW, IN WHICH CASE THE FTC MIGHT REOPEN ITS INVESTIGATION WITH RESPECT TO THE MERGER DESCRIBED IN THIS ITEM 2; THAT THE INTEGRATION OF THE OPERATIONS, TECHNOLOGIES, PRODUCTS AND EMPLOYEES OF CADENCE DESIGN SYSTEMS, INC., A DELAWARE CORPORATION ("CADENCE"), AND COOPER & CHYAN TECHNOLOGY, INC., A DELAWARE CORPORATION ("CCT"), MIGHT NOT OCCUR AS ANTICIPATED; THAT THE SYNERGIES EXPECTED TO RESULT FROM THE MERGER DESCRIBED BELOW MIGHT NOT OCCUR AS ANTICIPATED; AND THAT MANAGEMENT'S ATTENTION MIGHT BE DIVERTED FROM DAY-TO-DAY BUSINESS ACTIVITIES. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THIS CURRENT REPORT. FOR MORE INFORMATION ABOUT CADENCE AND RISKS RELATING TO INVESTING IN CADENCE, REFER TO CADENCE'S MOST RECENT REPORTS ON FORM 10-K AND FORM 10-Q, AND THE RECENT REGISTRATION STATEMENT ON FORM S-4 RELATED TO THE MERGER DESCRIBED BELOW, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

    On May 7, 1997, Wyoming Acquisition Sub, Inc. ("Merger Sub"), which was a wholly owned subsidiary of Cadence, was merged with and into CCT, pursuant to an Agreement and Plan of Merger and Reorganization dated as of October 28, 1996 among Cadence, Merger Sub and CCT, as amended by the First Amendment thereto dated as of December 17, 1996 (said Agreement and Plan of Merger and Reorganization, as so amended, being referred to herein as the "Agreement"). The terms of the Agreement were determined through arms' length negotiations between Cadence and CCT.

    The merger of Merger Sub with and into CCT (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on May 7, 1997 (the "Effective Time"). At the Effective Time: (i) Merger Sub ceased to exist; (ii) CCT, as the surviving corporation in the Merger, became a wholly owned subsidiary of Cadence; and
(iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of CCT Common Stock, par value $0.01 per share ("CCT Common Stock"), outstanding immediately prior to the Effective Time (except for any such shares held by CCT as treasury stock and any such shares held by Cadence or any subsidiary of Cadence or CCT, which shares, if any, were canceled) was converted into the right to receive eighty-five hundredths (0.85) of a share of Common Stock, $0.01 par value per share, of Cadence ("Cadence Common Stock").

    In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to CCT Common Stock under CCT stock options then outstanding, were converted into and became rights with respect to Cadence Common Stock, and Cadence assumed each such outstanding CCT stock option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which it is evidenced. By virtue of the assumption by Cadence of such CCT stock options, from and after the Effective Time: (i) each CCT stock option assumed by Cadence may be exercised solely for Cadence Common Stock; (ii) the number of shares of Cadence Common Stock subject to each such CCT stock option is equal to the number of shares of CCT Common Stock subject to such CCT stock option immediately

                                     2.

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prior to the Effective Time multiplied by 0.85 (the exchange ratio in the
Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and
(iii) the per share exercise price under each such CCT stock option was adjusted by dividing the per share exercise price under such CCT stock option by 0.85 and rounding up to the nearest cent.

    The former stockholders of CCT are receiving approximately 11,400,000 shares of Cadence Common Stock pursuant to the Merger. In addition, approximately 1,900,000 shares of Cadence Common Stock may be issued in connection with the exercise of the CCT stock options assumed by Cadence.

    The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a pooling of interests. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

    CCT develops, markets and supports software tools that help designers route the interconnections among electronic components on high performance printed circuit boards and integrated circuits ("ICs").

ITEM 5.  OTHER EVENTS.

    On May 6, 1997, Cadence agreed to the issuance of a Consent Order by the FTC in order to facilitate the closing of the Merger. By accepting the terms of the Consent Order, Cadence agreed to expand its "Connections" third-party software integration program to enable independent software vendors to develop and market interfaces to Cadence's IC design tools. Cadence also agreed to give the FTC prior notice of certain future acquisitions of IC
routing tool developers and vendors.   The agreement between Cadence and the
FTC, the proposed Consent Order and certain related documents will be subject to public comment for 60 days from the date such documents were placed on the public record, after which time the FTC will decide whether to withdraw, modify or make final its acceptance of Cadence's agreement with the FTC.
Such documents were placed on the public record on May 15, 1997. A copy of the press release announcing Cadence's agreement with the FTC is attached hereto as Exhibit 99.2. A copy of the agreement between Cadence and the FTC, the proposed Consent Order and certain related documents is attached hereto as Exhibit 99.3 and is also available at http://www.ftc.gov.

                                      3.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)   Exhibits

Exhibit No.    Description

2.1 Agreement and Plan of Merger and Reorganization dated as of October 28, 1996, among Cadence, Merger Sub and CCT (incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4 filed by Cadence with the Securities and Exchange Commission on December 19, 1996 (No. 333-16779)).

2.2 First Amendment to Agreement and Plan of Merger and Reorganization dated as of December 17, 1996, among Cadence, Merger Sub and CCT (incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4 filed by Cadence with the Securities and Exchange Commission on December 19, 1996 (No. 333-16779)).

99.1           Press Release dated May 7, 1997 announcing consummation of the
               Merger.

99.2 Press Release dated May 6, 1997 announcing agreement between Cadence and the FTC.

99.3 Agreement between Cadence and the FTC, proposed FTC Consent Order and certain related documents.


                                      4.

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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CADENCE DESIGN SYSTEMS, INC.



Dated:  May 20, 1997              By: /S/ R.L. SMITH MCKEITHEN
                                      --------------------------------------
                                      R.L. Smith McKeithen
                                      Vice President and General Counsel